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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2000


                             SILICON GRAPHICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       1-10441                94-2789662
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


          1600 Amphitheatre Pkwy.
             Mountain View, CA                                  94043-1351
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (650) 960-1980
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              (Registrant's telephone number, including area code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5.   Other Events.

     On May 16, 2000, Silicon Graphics Inc. ("SGI") and MIPS Technologies, Inc. ("MIPS") announced a plan to spin off to SGI shareholders SGI's approximately 65% interest in MIPS.

     A copy of the press release issued by SGI and MIPS on May 16, 2000 is attached hereto as Exhibit 99.1.

     ITEM 7.   Financial Statements and Exhibits.

         (a)   Financial statements of businesses acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Exhibits

                (99.1)    Press Release, dated May 16, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 19, 2000

                                                SILICON GRAPHICS, INC.


                                                By: /s/ Ron Curtola, Jr.
                                                    --------------------------
                                                    Name:  Ron Curtola, Jr.
                                                    Title: Vice President &
                                                           Corporate Controller


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                                 EXHIBIT INDEX


   Exhibit
      No.        Description
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     99.1        Press Release, dated May 17, 2000.